           As filed with the Securities and Exchange Commission on June 19, 2003
                                                     Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                              -------------------
                         STANDARD MOTOR PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

           NEW YORK                                            11-1362020
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)

                            37-18 NORTHERN BOULEVARD
                        LONG ISLAND CITY, NEW YORK 11101
                                 (718) 392-0200
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                              -------------------
                               LAWRENCE I. SILLS
                 CHIEF EXECUTIVE OFFICER, CHAIRMAN AND DIRECTOR
                         STANDARD MOTOR PRODUCTS, INC.
                            37-18 NORTHERN BOULEVARD
                        LONG ISLAND CITY, NEW YORK 11101
                                 (718) 392-0200
     (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                WITH COPIES TO:

      BUD G. HOLMAN, ESQ.
   CARMINE J. BROCCOLE, ESQ.                            DONALD C. WALKOVIK, ESQ.
   KELLEY DRYE & WARREN LLP                              SULLIVAN & CROMWELL LLP
        101 PARK AVENUE                                     125 BROAD STREET
   NEW YORK, NEW YORK 10178                             NEW YORK, NEW YORK 10004
        (212) 808-7800                                       (212) 558-4000
                              -------------------
   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [x] 333-103194

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------
                 TITLE OF SECURITIES TO BE                     PROPOSED MAXIMUM              AMOUNT OF
                         REGISTERED                           AGGREGATE OFFERING PRICE(1)   REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------
Common Stock, par value $2.00 per share.....................          $1,581,250                $130.00
----------------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

   The Registration Statement on Form S-3 (File No. 333-103194) of Standard Motor Products, Inc., which was declared effective by the Securities and Exchange Commission on June 18, 2003, is incorporated by reference herein in its entirety.

                                  CERTIFICATION

   We hereby certify to the Securities and Exchange Commission that (1) we have instructed our bank to pay the filing fee set forth on the cover page of this registration statement by a wire transfer of such amount to the SEC's account at Mellon Bank as soon as practicable, but not later than the close of business on June 19, 2003; (2) we will not revoke those instructions; (3) we have sufficient funds in our account to cover the amount of the filing fee; and
(4) we will confirm receipt of our instructions by our bank during our bank's regular business hours no later than June 19, 2003.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Long Island City, New York, on the 18th day of June, 2003.

                                        STANDARD MOTOR PRODUCTS, INC.

                                        By:  /s/ LAWRENCE I. SILLS
                                            ....................................
                                            Lawrence I. Sills
                                            Chairman of the Board,
                                            Chief Executive Officer and Director

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on the 18th day of June, 2003.

                SIGNATURE                                            TITLE
                ---------                                            -----
          /s/ LAWRENCE I. SILLS             Chairman of the Board, Chief Executive Officer and
 .........................................  Director (Principal Executive Officer)
            Lawrence I. Sills

            /s/ JAMES J. BURKE              Vice President Finance, Chief Financial Officer
 .........................................  (Principal Financial and Accounting Officer)
              James J. Burke

                    *                       Vice Chairman of the Board and Director
 .........................................
             Arthur D. Davis

                    *                       Director
 .........................................
           Marilyn Fife Cragin

                    *                       Director
 .........................................
              Susan F. Davis

                    *                       Director
 .........................................
            Robert M. Gerrity

                    *                       Director
 .........................................
              John L. Kelsey

                    *                       Director
 .........................................
            Kenneth A. Lehman

                    *                       Director
 .........................................
             Arthur S. Sills

                SIGNATURE                   TITLE
                ---------                   -----
                    *                       Director
 .........................................
              Peter J. Sills

                    *                       Director
 .........................................
         Frederick D. Sturdivant

                    *                       Director
 .........................................
            William H. Turner

       *By:      /s/ JAMES J. BURKE
 .........................................
     James J. Burke, Attorney-in-fact

                               INDEX OF EXHIBITS

EXHIBIT
NUMBER                                DESCRIPTION
------                                -----------
   1.1  --  Form of Underwriting Agreement between Standard Motor
            Products, Inc., and Goldman, Sachs & Co. and Morgan Stanley
            & Co. Incorporated as representatives of the underwriters
            (incorporated by reference to Exhibit 1.1 of Standard Motor
            Products, Inc.'s Registration Statement on Form S-3
            (Registration No. 333-103194), filed on February 13, 2003).

   2.1 -- Asset Purchase Agreement, dated as of February 7, 2003, by and among Dana Corporation, Automotive Controls Corp., BWD
            Automotive Corporation, Pacer Industries, Inc., Ristance
            Corporation, Engine Controls Distribution Services, Inc., as
            Sellers, and Standard Motor Products, Inc., as Buyer
            (incorporated by reference to Standard Motor Products,
            Inc.'s Current Report on Form 8-K (File No. 001-04743), filed on February 10, 2003).

   4.1  --  Restated Certificate of Incorporation, dated July 31, 1990
            (incorporated by reference to Exhibit 4.2 of Standard Motor
            Products, Inc.'s Registration Statement on Form S-8
            (Registration No. 333-51565), dated May 1, 1998).

   4.2  --  Certificate of Amendment to the Restated Certificate of
            Incorporation, dated July 31, 1990 (incorporated by reference to Exhibit 4.3 of Standard Motor Products, Inc.'s
            Registration Statement on Form S-8 (Registration
            No. 333-51565), filed on May 1, 1998).

   4.3 -- Restated By-Laws, dated May 23, 1996 (incorporated by reference to Exhibit 3.4 of Standard Motor Products, Inc.'s
            Annual Report on Form 10-K for the year ended December 31, 1996).

   4.4 -- Form of Subordinated Debenture Indenture (including form of convertible debenture) (incorporated by reference to
            Exhibit 4.1 to Standard Motor Products, Inc.'s Amendment
            No. 2 to its Registration Statement on Form S-3
            (Registration No. 333-79177), filed on July 20, 1999).

   4.5  --  Rights Agreement, dated as of February 15, 1996, between
            Standard Motor Products, Inc. and Registrar & Transfer Co., as rights agent (incorporated by reference to Standard Motor
            Products, Inc.'s Registration Statement on Form 8-A (File
            No. 001-04743), filed on April 11, 1996).

   4.6  --  Form of Share Ownership Agreement by and between Standard
            Motor Products, Inc. and Dana Corporation (incorporated by reference to Standard Motor Products, Inc.'s Current Report on Form 8-K (File No. 001-04743), filed on February 10, 2003).

   5.1  --  Opinion of Kelley Drye & Warren LLP.

  23.1  --  Consent of independent auditors KPMG LLP.

  23.2  --  Consent of independent accountants PricewaterhouseCoopers LLP.

  23.3 -- Consent of Kelley Drye & Warren LLP (included in its opinion filed as Exhibit 5.1).

  24.1  --  Powers of Attorney (incorporated by reference to
            Exhibit 24.1 of Standard Motor Products, Inc.'s Registration
            Statement on Form S-3 (Registration No. 333-103194), filed on February 13, 2003).